Exhibit 10.2




                      AMENDMENT AND ASSIGNMENT AGREEMENT

      This AMENDMENT AND ASSIGNMENT AGREEMENT (this "Amendment and Assignment"), dated as of April 14, 1997, is made among ADT OPERATIONS, INC., a Delaware corporation (the "Borrower"), THE BANK OF NOVA SCOTIA ("Scotiabank"), the Lender under the Original Credit Agreement referred to below (the "Initial Lender"), the Persons identified as "Assignee Lenders" on the signature pages hereto (collectively, the "Assignee Lenders", and, together with the Initial Lender, the "Lenders") and Scotiabank, as agent (in such capacity, the "Agent") for the Lenders.


                             W I T N E S S E T H:

      WHEREAS, the Borrower, the Initial Lender and the Agent have heretofore entered into a Credit Agreement, dated as of January 9, 1997 (the "Original Credit Agreement");

      WHEREAS, in order to induce the Initial Lender and the Agent to enter into the Original Credit Agreement, ADT Limited, a company organized under the laws of Bermuda ("ADT Limited"), and the Subsidiary Guarantors signatories to the Subsidiary Guarantor Guaranty extended to the Agent for the benefit of the Lenders guaranties pursuant to the ADT Limited Guaranty and the Subsidiary Guarantor Guaranty, respectively, each dated as of January 9, 1997;

      WHEREAS, the Borrower now desires, inter alia, (i) to increase the Revolving Commitment Amount (as defined in the Original Credit Agreement) from an aggregate amount of $200,000,000 to an aggregate amount of $250,000,000 and
(ii) to make certain other modifications to the Original Credit Agreement, all as provided in the Amended and Restated Credit Agreement attached hereto as Annex I;

      WHEREAS, the Initial Lender desires to assign a portion of its rights and obligations under the Original Credit Agreement and each other Loan Document (each such Loan Document, an "Original Loan Document"), including the Note delivered to the Initial Lender on the Closing Date (the "Original
Note"), in each case as amended pursuant to the terms hereof, to the Assignees, and the Assignees desire to assume such rights and obligations, which rights and obligations are set forth therein;

      WHEREAS, in order to induce the Initial Lender, the Assignee Lenders and the Agent to amend and restate the Original Credit Agreement, the Borrower desires, and it is a condition to the effectiveness hereof, that ADT Limited and the Subsidiary Guarantors confirm their respective guaranties to the Agent for the benefit of the Lenders to secure all obligations under and in connection with the Original Credit Agreement, the Original Note and each other Original Loan Document;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment and Assignment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "ADT Limited" is defined in the second recital.

      "Agent" is defined in the preamble.

      "Amended and Restated Credit Agreement" is defined in Article II.

      "Amendment and Assignment" is defined in the preamble.

      "Amendment Effective Date" is defined in Section 4.1.

      "Assignee Lenders" is defined in the preamble.

      "Initial Lender" is defined in the preamble.

      "Lenders" is defined in the preamble.

      "Original Credit Agreement" is defined in the first recital.

      "Original Loan Document" is defined in the fourth recital.

      "Original Note" is defined in the fourth recital.

      "Scotiabank" is defined in the preamble.

      SECTION   Other Definitions.  Unless otherwise defined or the context otherwise requires, terms used in this Amendment and Assignment, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.


                                  ARTICLE II

                                  AMENDMENTS

      Effective on (and subject to the occurrence of) the Amendment Effective Date, the Original Credit Agreement (including all exhibits and schedules thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.


                                 ARTICLE III

                        ASSIGNMENT OF CREDIT EXTENSIONS
                                AND COMMITMENTS

      SECTION 3.1. Assignments. The Initial Lender hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to each Assignee and such Assignee hereby irrevocably purchases from the Initial Lender a portion of the rights and obligations of the Initial Lender under the Amended and Restated Credit Agreement and each other Loan Document such that after giving effect to the foregoing assignment and delegation, the Initial Lender's and each Assignee Lender's Percentages for the purposes of the Amended and Restated Credit Agreement and each other Loan Document will be as set forth opposite such Person's name in Schedule I hereto, in each case, subject to the terms and conditions set forth in this Amendment and Assignment (including Article IV) and effective on the Amendment Effective Date.

      SECTION 3.2. Additional Provisions for Assignments. (a) The Initial Lender hereby represents and warrants to each Assignee Lender, that immediately before giving effect to the provisions of this Article III, (i) the Initial Lender is the legal and beneficial owner of the portion of its rights and obligations as a Lender under the Amended and Restated Credit Agreement and each other Loan Document being assigned to each Assignee Lender pursuant to Section 3.1; and (ii) such rights and obligations being assigned and sold by the Initial Lender are free and clear of any adverse claim or encumbrance created by the Initial Lender and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Section 3.2.

        (b) Each of the Assignee Lenders hereby acknowledges and agrees that
(i) other than the representations and warranties contained in paragraph (a) above, neither the Initial Lender nor the Agent has made any representations or warranties or assumed any responsibility with respect to (x) any statements, warranties or representations made in or in connection with this Amendment and Assignment or the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment and Assignment, the Original Credit Agreement, any other Original Loan Document, the Amended and Restated Credit Agreement or any other Loan Document or (y) the financial condition of ADT Limited or the Borrower or any other Obligor or the performance by ADT Limited or the Borrower or any other Obligor of the Obligations; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Assignment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Amendment and Assignment, independently and without reliance upon the Agent or the Initial Lender.

        (c) The Borrower, the Initial Lender, the Assignee Lenders and the Agent agree that the Initial Lender shall, as of the Amendment Effective Date, relinquish its rights as a Lender and be discharged and released from its obligations as a Lender under the Amended and Restated Credit Agreement and each other Loan Document to the extent of the rights and obligations so sold and assigned.

        (d) The Borrower, the Assignee Lenders, the Initial Lender and the Agent also agree that each Assignee Lender, as of the Amendment Effective Date,

          (i) shall be deemed automatically to have become a party to the Amended and Restated Credit Agreement, have all the rights and obligations of a "Lender" under the Amended and Restated Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent of the rights and interests so purchased and assumed; and

         (ii) agrees to be bound by the terms and conditions set forth in the Amended and Restated Credit Agreement and the other Loan Documents as if it were an original signatory thereto.

        (e) In the event any Loans are outstanding on the Amendment Effective Date, (i) each Assignee shall deliver to the Agent on the Amendment Effective Date immediately available funds in the full amount of the purchase made by it pursuant to Section 3.1 in the amount of the portions so purchased and assumed and (ii) the Agent shall, to the extent of the funds so received, disburse such funds to the Initial Lender in the amount of the portions so sold and assigned. From and after the Amendment Effective Date, the Agent shall make all payments in respect of the rights and obligations assigned by the Initial Lender to an Assignee Lender (including payments of principal, interest, fees and other amounts) to such Assignee Lender for amounts which have accrued on or subsequent to the Amendment Effective Date and to the Initial Lender for amounts which have accrued prior to the Amendment Effective Date.

      SECTION 3.3. Waiver of Agent Processing Fee. The Agent hereby agrees to waive receipt of the payment of the processing fees set forth in Section
11.11.1 of the Existing Credit Agreement.


                                 ARTICLE IV

                          CONDITIONS TO EFFECTIVENESS

      SECTION 4.1. Amendment Effective Date. This Amendment and Assignment, and the amendments, modifications and assignments set forth herein, shall be and become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Agent.

      SECTION 4.2. Resolutions, etc. The Agent shall have received from each Obligor a certificate, dated the Amendment Effective Date, of its Secretary or Assistant Secretary as to

         (a) resolutions of such Obligor's Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document executed or to be executed by it; and

         (b) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it,

upon which certificate each Lender and the Agent may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

      SECTION 4.3. Execution of Counterparts. The Agent shall have received counterparts of this Amendment and Assignment, duly executed and delivered on behalf of the Borrower, the Initial Lender and each Assignee Lender.

      SECTION 4.4. Execution of the Amended and Restated Credit Agreement. The Agent shall have received counterparts of the Amended and Restated Credit Agreement, duly executed and delivered on behalf of the Borrower, the Initial Lender and each Assignee Lender.

      SECTION 4.4. Notes. The Agent shall have received, for the account of each Lender, such Lender's Notes, substantially in the form of Exhibit A to the Amended and Restated Credit Agreement, dated the Closing Date, each in the amount set forth opposite the name of such Lender, on Schedule I hereto and duly executed and delivered by the Borrower.

      SECTION 4.6. Delivery of Amendment Effective Date Certificate. The Agent shall have received a certificate (the "Amendment Effective Date Certificate") in the form of Annex II hereto (including all annexes thereto), dated the Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower in which such Amendment Effective Date Certificate the Borrower shall have represented and warranted that the statements therein are true and correct on and as of the Amendment Effective Date, and, at the time such Amendment Effective Date Certificate is delivered, the Agent shall be satisfied that such statements shall in effect be true and correct.

      SECTION 4.7. Affirmation and Consent. The Agent shall have received, with counterparts for each Lender, a duly executed copy of the Affirmation and Consent relating to this Amendment and Assignment, substantially in the form of Annexes III-A and III-B hereto, duly executed and delivered by ADT Limited and the Subsidiary Guarantors, respectively.

      SECTION 4.8. Consents, etc. The Agent shall have received true and correct copies of all consents and approvals (if any) required for the execution and delivery of this Amendment and Assignment and the transactions contemplated hereby.

      SECTION 4.9. Opinions of Counsel. The Agent shall have received, dated the Closing Date and addressed to the Agent and all Lenders,

         (a) an opinion of Appleby, Spurling & Kempe, special Bermuda counsel for ADT Limited, substantially in the form of Annex IV-A hereto;

         (b) an opinion of Davis Polk & Wardwell, special New York counsel to ADT Limited, the Borrower and the other Obligors, substantially in the form of Annex IV-B hereto;

         (c) an opinion of Kay Collyer & Boose LLP, special corporate counsel to the Borrower and the other Obligors, substantially in the form of Annex IV-C hereto; and

         (d) an opinion of Jan Beck, Esq., general counsel to certain of the Obligors, substantially in the form of Annex IV-D hereto.

      SECTION 4.10. Notification of Trustees. The Agent shall have received evidence satisfactory to it that the Borrower has notified each of the trustees under the Senior Subordinated Note Indenture and the LYONs Indenture that the Amended and Restated Credit Agreement replaces the Original Credit Agreement and thereby constitutes, from and after the Amendment Effective Date, the "New Bank Credit Agreement" and the "Credit Agreement" under the Senior Subordinated Note Indenture and LYONs Indenture, respectively.

      SECTION 4.11. Closing Fees, Expenses, etc. Each Assignee Lender shall have received for its own account such fees as have been previously agreed to by such Assignee Lender and the Initial Lender to be due and payable on or prior to the Amendment Effective Date in connection with the assignments referred to in Article III. The Agent shall have received all fees, costs and expenses due and payable pursuant to Section 6.3 to the extent then invoiced.

      SECTION 4.12. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligor shall be satisfactory in form and substance to the Agent and its counsel; and the Agent and such counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or such counsel may reasonably request.


                                  ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Agent and each Lender that:

      SECTION 5.1. Compliance with Representations and Warranties. The representations and warranties set forth herein, in Article VII of the Amended and Restated Credit Agreement and in each other Loan Document delivered in connection with this Amendment and Assignment, the Amended and Restated Credit Agreement or the Original Credit Agreement are true and correct with the same effect as if made on and as of the Amendment Effective Date (unless stated to relate solely to an earlier date).

      SECTION 5.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment and Assignment, the Amended and Restated Credit Agreement, the Notes issued in connection with this Amendment and Assignment and each other Loan Document to which it is a party, and the execution, delivery and performance by each Subsidiary of the Borrower that is an Obligor of each Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

        (a) contravene the Borrower's or any such Obligor's Organic Documents;

        (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor in any manner that could reasonably be expected (i) to have a material adverse effect on the business, results of operations, financial condition or prospects of the Borrower and its Subsidiaries taken as a whole or (ii) to subject any Lender, Issuer or Agent to any liability; or

        (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties.

      SECTION 5.3. Validity, etc. This Amendment and Assignment, the Amended and Restated Credit Agreement, the replacement Notes and each other Loan Document executed by the Borrower constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting creditors' rights generally and to general principles of equity.

      SECTION 5.4. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any Subsidiary of the Borrower that is an Obligor of this Amendment and Assignment, the Amended and Restated Credit Agreement, the Notes issued in connection with this Amendment and Assignment or any other Loan Document to which it is a party.

      SECTION 5.5. Compliance With Original Credit Agreement. As of the execution and delivery of this Amendment and Assignment and up to the Amendment Effective Date, each Obligor is in compliance with all the terms and conditions of the Original Credit Agreement and the other Original Loan Documents to be observed or performed by it, and no Default has occurred and is continuing.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

      SECTION 6.1. No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the amendment of terms and conditions of the Original Credit Agreement that are specifically reflected in the Amended and Restated Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Initial Lender under the Original Credit Agreement or any other Original Loan Document or of any other term or condition of the Original Credit Agreement or any other Original Loan Document nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Amended and Restated Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Amended and Restated Credit Agreement, and, as used in the Amended and Restated Credit Agreement, the terms "Agreement", "herein", "hereafter", "hereunder", "hereto", and words of similar import shall mean, from and after the Amendment Effective Date, the Amended and Restated Credit Agreement.

      SECTION 6.2. Headings. The various headings of this Amendment and Assignment are inserted for convenience only and shall not affect the meaning or interpretation of this or any provisions hereof or thereof.

      SECTION 6.3. Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Amendment and Assignment, the Amended and Restated Credit Agreement, each other Loan Document and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown & Platt, as counsel for the Agent.

      SECTION 6.4. Governing Law. THIS AMENDMENT AND ASSIGNMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      SECTION 6.5. Counterparts. This Amendment and Assignment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 6.6. Cross-References. References in this Amendment and Assignment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment and Assignment.

      SECTION 6.7. Loan Document and Lender Assignment Agreement Pursuant to Credit Agreement. (a) This Amendment and Assignment is a Loan Document executed pursuant to the Original Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Original Credit Agreement (and, following the Amendment Effective Date, the Amended and Restated Credit Agreement).

        (b) This Amendment and Assignment shall be deemed to be a Lender Assignment Agreement executed in accordance with all of the terms and provisions of the Original Credit Agreement (and, following the Amendment Effective Date, the Amended and Restated Credit Agreement). The notice address of each Assignee Lender is set forth below its signature to the Amended and Restated Credit Agreement.

      SECTION 6.8. Successors and Assigns. This Amendment and Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 6.9. Return of Existing Notes. The Initial Lender shall, upon the occurrence of the Amendment Effective Date, mark each of the Notes issued to it under the Original Credit Agreement "Exchanged" and promptly return such Notes to the Borrower.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Assignment to be executed by their respective duly authorized officers as of the day and year first above written.

                                         ADT OPERATIONS, INC.


                                             /s/ Jan S. Beck
                                         By: _______________________________
                                             Title: Vice President



                                         THE BANK OF NOVA SCOTIA, as Agent,
                                            Issuer and the Initial Lender


                                             /s/ W.J. Brown
                                         By: _______________________________
                                             Title: Vice President


                                         BANK OF MONTREAL,
                                            as an Assignee Lender

                                             /s/ Kanu Modi
                                         By: _______________________________
                                             Title: Director


                                         CIBC INC., as an Assignee Lender


                                             /s/ William C. Humphries
                                         By: _______________________________
                                             Title: Director, CIBC Wood
                                                    Gundy Securities Corp.,
                                                    AS AGENT



                                         CREDIT LYONNAIS ATLANTA AGENCY,
                                            as an Assignee Lender


                                             /s/ David M. Cawrse
                                         By: _______________________________
                                             Title: First Vice President


                                         CREDIT SUISSE FIRST BOSTON,
                                            as an Assignee Lender


                                             /s/ Steven E. Janauschek
                                         By: _______________________________
                                             Title: Associate


                                             /s/ Thomas G. Muoio
                                         By: _______________________________
                                             Title: Associate


                                         FIRST UNION NATIONAL BANK OF
                                            FLORIDA, as an Assignee Lender


                                             /s/ N. Walker Duvall
                                         By: _______________________________
                                             Title: Vice President


                                         THE FUJI BANK, LIMITED, NEW YORK
                                            BRANCH, as an Assignee Lender


                                             /s/ Toshiaki Yakura
                                         By: _______________________________
                                             Title: Senior Vice President


                                         MELLON BANK N.A., as an Assignee
                                            Lender


                                             /s/ Clifford A. Mull
                                         By: _______________________________
                                             Title: Assistant Vice President


                                         MIDLAND BANK PLC, NEW YORK BRANCH,
                                            as an Assignee Lender


                                             /s/ Mark J. Rakov
                                         By: _______________________________
                                             Title: Authorized Signatory


                                         THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION, as an Assignee Lender


                                             /s/ Hachiro Hosoda
                                         By: _______________________________
                                            Title: Senior Vice President


                                         NATIONSBANK, N.A. (SOUTH),
                                            as an Assignee Lender


                                             /s/ Peter D. Griffith
                                         By: _______________________________
                                             Title: Senior Vice President



                                                                    SCHEDULE I


             ALLOCATIONS OF THE LENDERS FOLLOWING THE ASSIGNMENTS


                                                                  Amount of
                                                                  Revolving
Lender                                           Percentage        Note
--------------------------------------------    -------------    -----------
THE BANK OF NOVA SCOTIA                         20.000000000%    $50,000,000
BANK OF MONTREAL                                 8.000000000%    $20,000,000
CIBC INC.                                        8.000000000%    $20,000,000
CREDIT LYONNAIS ATLANTA AGENCY                   8.000000000%    $20,000,000
CREDIT SUISSE FIRST BOSTON                       8.000000000%    $20,000,000
FIRST UNION NATIONAL BANK OF FLORIDA             8.000000000%    $20,000,000
THE FUJI BANK, LIMITED, NEW YORK BRANCH          8.000000000%    $20,000,000
MELLON BANK N.A.                                 8.000000000%    $20,000,000
MIDLAND BANK PLC, NEW YORK BRANCH                8.000000000%    $20,000,000
THE MITSUBISHI TRUST AND BANKING CORPORATION     8.000000000%    $20,000,000
NATIONSBANK, N.A. (SOUTH)                        8.000000000%    $20,000,000